                       AMENDMENT NO. 6 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 6 TO LOAN AGREEMENT (the ''Amendment'') is made and entered into as of October 10, 2001, by and between LaSALLE BANK NATIONAL ASSOCIATION, f/k/a/ LaSALLE NATIONAL BANK, a national banking association (the ''Lender''), and KOSS CORPORATION, a Delaware corporation (the ''Borrower'').

                                R E C I T A L S:
                                ---------------

     Borrower and Lender entered into that certain Loan Agreement dated February 17, 1995, as amended by that certain Amendment No. 1 to Loan Agreement dated June 15, 1995, at further amended by that certain Amendment No. 2 to Loan Agreement dated May 20, 1996, as further amended by that certain Amendment No. 3 to Loan Agreement dated December 31, 1997, as further amended by that certain Amendment No. 4 to Loan Agreement dated April 29, 1999, and as further amended by that certain Amendment No. 5 dated December 15, 1999 (collectively, the ''Loan Agreement''), pursuant to which Lender agreed to provide Borrower with a revolving line of credit up to $10,000,000.00 (the ''Revolving Loan''); and

     Borrower has requested Lender to extend the Maturity Date of the Revolving Loan to November 1, 2002, and Lender has agreed to do so provided, among other things, Borrower executes and delivers this Amendment.

     NOW THEREFORE, in consideration of the premises which are incorporated herein by this reference, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 2.1(A) of the Loan Agreement shall be deleted in its entirety and replaced with the following new Section 2.1(A):

     Subject to the terms and conditions of this Agreement, on the date upon which all terms and conditions of the Documents have been met or fulfilled to the satisfaction of Lender (the ''Closing Date''), the Lender agrees to make loans to Borrower on a revolving basis (such loans being herein called individually, a ''Revolving Loan'', and collectively, the ''Revolving Loans'') from time to time in such amounts as Borrower may from time to time request up to an aggregate amount outstanding of $10,000,000.00; provided, however, that (i) each borrowing by Borrower hereunder with respect to any Revolving Loan shall be in the aggregate principal amount of at least $10,000.00; (ii) the Lenders's commitment to make Revolving Loans shall remain in effect for a period to and including November 1, 2002 (the ''Revolver Termination Date''); (iii)

                                       1
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     notwithstanding any provision herein to the contrary (1) upon the occurrence and continuance of any Event of Default, and in each such event, the Lender may, in its sole discretion, immediately cease to make Revolving Loans; and (2) on the Revolver Termination Date, Borrower shall repay to the Lender all Revolving Loans, plus interest accrued to the date of payment; and (iv) for a period of at least 30 consecutive days during each fiscal year of Borrower, the amount of Revolving Loans outstanding shall not exceed $2,000,000.00.

     2. Subsection 2.1(B)(b) of the Loan Agreement shall be deleted in its entirety and replaced with the following new Subsection 2.1(B)(b):

     (b)  all Letters of Credit shall expire prior to November 1, 2002.

     3. Subsection 5.1(S) of the Loan Agreement shall be deleted in its entirety and replaced with the following new Subsection 5.1(S):

          (s) Tangible Net Worth. Borrower, on a consolidated basis, shall not cause, suffer or permit its Tangible Net Worth (including adjustment for transactions with Affiliates) to be less than $10,000,000.00 at any time.

     4. Borrower shall deliver to Lender as a condition to Lender's undertakings as provided hereunder, note amendments, a copy of its Articles of Incorporation certified by the Delaware Secretary of State, a directors' consent, secretary's certificate and such other documents as Lender shall request, each in form and substance satisfactory to Lender and its counsel.

     5. All references to "the Agreement" in the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. All references to "the Loan," "the Loans," in the Loan Agreement shall include the loan amendments made hereunder. All references to "the Documents" in the Loan Agreement shall include this Amendment, the amendment to the Revolving Note and any other instrument or document required hereunder, whether now existing or at any time hereafter arising. All references to "the Revolving Note" and in Loan Agreement shall include the amendments thereto.

     6. All of the agreements, representations, covenants and obligations set forth in the Loan Agreement and hereby reaffirmed and restated as of the date of this Amendment. All representations and warranties contained in the Loan Agreement remain true and correct as of the date of this Amendment.

     7. Borrower agrees to pay all fees and out-of-pocket expenses of Lender including, without limitation, outside counsel to the Lender in connection with the preparation of this Amendment, and any and all agreements, instruments and documents required or contemplated by this Amendment.

          8.   Except as specifically amended and modified by this Amendment:
(a) the Loan Agreement shall remain in full force and effect and is hereby restated and incorporated herein by this reference; and (b) all terms defined in the Loan Agreement shall have the same meanings herein as therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered at Chicago, Illinois, as of the date first above written.

LaSALLE BANK NATIONAL ASSOCIATION KOSS CORPORATION


By: /s/  James J. Hess         By: /s/ Michael J. Koss
   --------------------           --------------------
Title: Vice President          Title: CEO President
      -----------------              -----------------


                               ATTEST:


                               By: /s/  Laura J. Acuff
                                  --------------------
                               Title: Notary Public
                                     -----------------



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
                       UNANIMOUS CONSENT OF DIRECTORS OF
                                KOSS CORPORATION

     The undersigned, constituting all the directors of Koss Corporation, a Delaware corporation (the "Corporation"), do hereby consent and agree to the adoption of the following resolutions:

     WHEREAS, the Corporation is and may, from time to time, be indebted to LaSalle Bank National Association f/k/a LaSalle National Bank ("Lender") by virtue of loans, advances and other financial accommodations made or to be made to Corporation by Lender.

NOW, THEREFORE, BE IT RESOLVED, that the president and security of this Corporation be and each of them, acting alone, is hereby authorized to execute and deliver, in the name and on behalf of this Corporation, that certain Amendment No. 6 to Loan Agreement (the "Amendment"), and Amendment No. 5 to Revolving Note by and between Lender and the Corporation, and any other documents required or contemplated under any of such document (collectively, the "Documents"), with such changes therein as such officer in executing the same shall approve; the execution thereof by such officer to be conclusive evidence of the approval thereof by such officer and by the directors of this Corporation.

     FURTHER RESOLVED, that the president of this Corporation, acting alone, is hereby authorized to make such actions and execute and deliver such certificates, financing statements, instruments, assignments, notices and documents as may be required of as such officer may deem necessary, advisable or proper in order to carry out and perform the obligations of the Corporation under the Documents all such actions to be performed in such manner, and all such certificates, financing statements, instruments, notices and documents to be executed and delivered in such form, as the officer performing or executing the same shall approve, the performance or execution thereof by such officer to be conclusive evidence of the approval thereof by such officer and this board.

     FURTHER RESOLVED, that the president, vice president-finance and secretary of this Corporation and each of them, acting alone, is hereby authorized to borrow, in the name and on behalf of the Corporation, such amounts permitted or provided to be borrowed by the Corporation pursuant to the Amendment; the act of such borrowing and the execution and the delivery of any notes evidencing such borrowing to be conclusive evidence of the approval thereof by such officers and this board.

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     FURTHER RESOLVED, that the secretary of this Corporation is hereby directed to file with the official records of this Corporation the forms of the Documents.

     FURTHER RESOLVED, that the president, any vice-president or the secretary of this Corporation be and each of them, acting alone, is hereby authorized to certify and deliver to Lender a true copy of the foregoing resolutions.

     This Unanimous Consent of Directors may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same document.

     Dated at Milwaukee, Wisconsin as of October 10, 2001.


/s/ John C. Koss                /s/ Michael J. Koss
----------------------          ----------------------
John C. Koss                    Michael J. Koss


/s/ Laurence S. Matson          /s/ John J. Stollenwerk
----------------------          ----------------------
Laurence S. Matson              John J. Stollenwerk


/s/ Martin F. Stein             /s/ Victor L. Hunter
----------------------          ----------------------
Martin F. Stein                 Victor L. Hunter


/s/ Thomas L. Doerr
----------------------
Thomas L. Doerr


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